                                                                    EXHIBIT 4.02


                SECURED PROMISSORY NOTES DATED AS OF MAY 7, 1999
                                     made by
                  Tekelec and IEX Corporation in favor of the
                  Significant Stockholders of IEX Corporation

                                                                    EXHIBIT 4.02


THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$28,352,216.97                                                as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of IEX Partners ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of Twenty-Eight Million Three Hundred Fifty-Two Thousand Two Hundred Sixteen Dollars and Ninety-Seven Cents ($28,352,216.97), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.


                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$4,764,910.97                                                 as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of IEX Partners ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of Four Million Seven Hundred Sixty-Four Thousand Nine Hundred Ten Dollars and Ninety-Seven Cents ($4,764,910.97), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.


                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$31,240,765.21                                                 as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of Teknekron Partners II ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of Thirty-One Million Two Hundred Forty Thousand Seven Hundred Sixty-Five Dollars and Twenty-One Cents ($31,240,765.21), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.


                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$5,250,364.20                                                  as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of Teknekron Partners II ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of Five Million Two Hundred Fifty Thousand Three Hundred Sixty-Four Dollars and Twenty Cents ($5,250,364.20), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.



                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$3,449,483.55                                                 as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of Teknekron Corporation ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of Three Million Four Hundred Forty-Nine Thousand Four Hundred Eighty-Three Dollars and Fifty-Five Cents ($3,449,483.55), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.


                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$579,724.75                                                   as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of Teknekron Corporation ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of Five Hundred Seventy-Nine Thousand Seven Hundred Twenty-Four Dollars and Seventy-Five Cents ($579,724.75), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

\
        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.


                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$11,334,017.39                                                as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of Gary Crockett ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of Eleven Million Three Hundred Thirty-Four Thousand Seventeen Dollars and Thirty-Nine Cents ($11,334,017.39), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.


                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$1,904,809.91                                                 as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of Gary Crockett ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of One Million Nine Hundred Four Thousand Eight Hundred Nine Dollars and Ninety-One Cents ($1,904,809.91), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.


                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$1,971,133.46                                                 as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of Stephen Lynn ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of One Million Nine Hundred Seventy-One Thousand One Hundred Thirty-Three Dollars and Forty-Six Cents ($1,971,133.46), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.


                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$331,271.29                                                   as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of Stephen Lynn ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of Three Hundred Thirty-One Thousand Two Hundred Seventy-One Dollars and Twenty-Nine Cents ($331,271.29), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.



                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$985,566.73                                                   as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of Jeffrey Kupp ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of Nine Hundred Eighty-Five Thousand Five Hundred Sixty-Six Dollars and Seventy-Three Cents ($985,566.73), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.


                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$165,635.64                                                   as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of Jeffrey Kupp ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of One Hundred Sixty-Five Thousand Six Hundred Thirty-Five Dollars and Sixty-Four Cents ($165,635.64), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.



                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$2,020,411.79                                                 as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of David Laizerovich ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of Two Million Twenty Thousand Four Hundred Eleven Dollars and Seventy-Nine Cents ($2,020,411.79), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

\
        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.


                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$339,553.07                                                   as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of David Laizerovich ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of Three Hundred Thirty-Nine Thousand Five Hundred Fifty-Three Dollars and Seven Cents ($339,553.07), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.


                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$2,118,968.47                                                 as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of Debra May ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of Two Million One Hundred Eighteen Thousand Nine Hundred Sixty-Eight Dollars and Forty-Seven Cents ($2,118,968.47), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.


                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$356,116.63                                                   as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of Debra May ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of Three Hundred Fifty-Six Thousand One Hundred Sixteen Dollars and Sixty-Three Cents ($356,116.63), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.


                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$2,069,690.13                                                 as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of Brad Simmons ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of Two Million Sixty-Nine Thousand Six Hundred Ninety Dollars and Thirteen Cents ($2,069,690.13), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.


                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$347,834.85                                                   as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of Brad Simmons ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of Three Hundred Forty-Seven Thousand Eight Hundred Thirty-Four Dollars and Eighty-Five Cents ($347,834.85), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.


                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$1,034,845.07                                                 as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of Joe Defenderfer ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of One Million Thirty-Four Thousand Eight Hundred Forty-Five Dollars and Seven Cents ($1,034,845.07), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.


                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$173,917.43                                                   as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of Joe Defenderfer ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of One Hundred Seventy-Three Thousand Nine Hundred Seventeen Dollars and Forty-Three Cents ($173,917.43), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.


                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$1,034,845.07                                                 as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of Jerome Ball ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of One Million Thirty-Four Thousand Eight Hundred Forty-Five Dollars and Seven Cents ($1,034,845.07), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.


                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner

THIS NOTE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A NOTE AND SECURITY AGREEMENT DATED AS OF MAY 7, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF TEKELEC). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `ACT'), OR (B) IF TEKELEC HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$173,917.43                                                   as of May 7, 1999

        FOR VALUE RECEIVED, the undersigned Tekelec, a California corporation, and IEX Corporation, a Nevada corporation, (collectively the "Obligors"), hereby jointly and severally promise to pay to the order of Jerome Ball ("Holder"):

               (a) prior to or on the Maturity Date the principal amount of One Hundred Seventy-Three Thousand Nine Hundred Seventeen Dollars and Forty-Three Cents ($173,917.43), evidencing the indebtedness owing by the Obligors to Holder pursuant to the Note and Security Agreement dated as of May 7, 1999 (as amended and in effect from time to time, and as subject by its terms to the Agreement and Plan of Reorganization, dated April 20, 1999 and other documents referenced in such Note and Security Agreement, the "Note Agreement"), by and among the Obligors and the Significant Stockholders; and

               (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Note Agreement.

        This Note evidences indebtedness under and has been issued by the Obligors in accordance with the terms of the Note Agreement. Holder is entitled to the benefits of the Note Agreement and may enforce the agreements of the Obligors contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Note Agreement.

        The Obligors have the right, and the obligation under certain circumstances, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Note Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Note Agreement.

        No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Obligors hereby waive presentment, demand, notice, notice of acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person liable.

        THIS NOTE AND THE OBLIGATIONS OF OBLIGORS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OR LAW). OBLIGORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY CALIFORNIA STATE OR FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON OBLIGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.11 OF THE NOTE AGREEMENT. OBLIGORS HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        IN WITNESS WHEREOF, each of the undersigned, jointly and severally, has caused this Note to be signed by its duly authorized officer as of the day and year first above written.


                                     TEKELEC


                                     By: /s/ JILLES C. GODWIN
                                        --------------------------------------
                                             Jilles C. Godwin

                                        Title: Chief Financial Officer and
                                               Vice President of Finance


                                     IEX CORPORATION

                                     By: /s/ THOMAS J. LOO
                                        -------------------------------------
                                        Thomas J. Loo

                                        Title: Partner